SUNAMERICA STYLE SELECT SERIES, INC.

Supplement to the Prospectus and Statement of Additional Information dated November 2, 2001



The Fund's Prospectuses and Statement of Additional Information are supplemented as follows:

     1. FOR THE SMALL-CAP GROWTH PORTFOLIO: This Portfolio has not yet commenced operation and its shares are not yet being offered for sale to the public. It is anticipated that the Portfolio will commence offering shares on or about November 16, 2001.

     2. FOR CLASS I SHARES: Class I shares are not yet being offered for sale to the public. It is anticipated that the offering of Class I shares will commence on or about November 16, 2001.

     3. FOR THE MULTI-CAP VALUE PORTFOLIO: Until the reorganization of this Portfolio, which is currently scheduled to close on or about November 16, 2001, the name of the Portfolio is the Value Portfolio. Additionally, until this change, the Portfolio's principal investment technique will read: "active trading of equity securities selected on the basis of value criteria, issued by large-cap or mid-cap companies."

        The fee table set forth on page 19 of the prospectus assumes consummation of the reorganization. Without giving effect to the reorganization, the "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are as follows. The Net Annual Fund Operating Expenses are unchanged.

        ------------------------------------------------------------------------
                                      CLASS A        CLASS B       CLASS II

        ------------------------------------------------------------------------
        OTHER EXPENSES                0.52%          0.50%         0.54%
        ------------------------------------------------------------------------
        TOTAL ANNUAL FUND OPERATING   1.87%          2.50%         2.54%
        EXPENSES

        ------------------------------------------------------------------------
        EXPENSE REIMBURSEMENT         0.09%          0.07%         0.11%
        ------------------------------------------------------------------------




Dated: November 2, 2001